Exhibit 99.2

Third Quarter

Financial Supplement

September 30, 2015

METLIFE

NOTE TO FINANCIAL SUPPLEMENT

As used in this Quarterly Financial Supplement (“QFS”), “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.

This QFS includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

MetLife, Inc.’s tangible common stockholders’ equity is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of accumulated other comprehensive income (loss) (“AOCI”) and is also reduced by the impact of goodwill, value of distribution agreements (“VODA”) and value of customer relationships acquired (“VOCRA”), all net of income tax. MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than foreign currency translation adjustments (“FCTA”), is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, net investment gains (losses) and net derivative gains (losses), respectively. MetLife, Inc.’s tangible common stockholders’ equity and MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, should not be viewed as substitutes for total MetLife, Inc.’s stockholders’ equity calculated in accordance with GAAP. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix, and in our earnings news release dated November 4, 2015, for the period ended September 30, 2015, which is available at www.metlife.com.

In addition, the following are return on equity and allocated equity definitions:
•

Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Operating return on allocated equity - operating earnings available to common shareholders divided by allocated equity.
•	Operating return on allocated tangible equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
•

Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Return on allocated equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity.
•

Return on allocated tangible equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

Please see Page 11 for information on allocated equity.

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Operating earnings available to common shareholders	$1,825	$1,583	$1,638	$1,765	$705
Preferred stock dividends	30	31	30	31	6
Operating earnings	1,855	1,614	1,668	1,796	711
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	109	230	286	(133)	382
Net derivative gains (losses)	478	185	821	(912)	485
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(146)	(453)	(310)	(177)	(206)
Provision for income tax (expense) benefit	(202)	(49)	(302)	545	(174)
Income (loss) from continuing operations, net of income tax	2,094	1,527	2,163	1,119	1,198
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	2,094	1,527	2,163	1,119	1,198
Less: Net income (loss) attributable to noncontrolling interests	-	6	5	4	(5)
Net income (loss) attributable to MetLife, Inc.	2,094	1,521	2,158	1,115	1,203
Less: Preferred stock dividends	30	31	30	31	6
Preferred stock repurchase premium	-	-	-	42	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,064	$1,490	$2,128	$1,042	$1,197

Operating earnings available to common shareholders per common share - diluted	$1.60	$1.38	$1.44	$1.56	$0.62
Net investment gains (losses)	0.10	0.20	0.25	(0.12)	0.34
Net derivative gains (losses)	0.42	0.16	0.72	(0.81)	0.43
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(0.13)	(0.39)	(0.27)	(0.15)	(0.18)
Provision for income tax (expense) benefit	(0.18)	(0.04)	(0.27)	0.48	(0.15)
Discontinued operations, net of income tax	-	-	-	-	-
Less: Net income (loss) attributable to noncontrolling interests	-	0.01	-	-	-
Preferred stock repurchase premium	-	-	-	0.04	-
Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted	$1.81	$1.30	$1.87	$0.92	$1.06

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Notable items impacting operating earnings available to common shareholders:
Variable investment income, as compared to plan	$62	$-	$-	$-	$(37)
Catastrophe experience and prior year development, net	38	16	(16)	-	21
Actuarial assumption review and other insurance adjustments	16	5	-	-	(92)
Litigation reserves & settlement costs	-	(117)	-	-	-
Tax adjustments	(9)	27	-	61	(720)
Total notable items (1)	$107	$(69)	$(16)	$61	$(828)

Notable items impacting operating earnings available to common shareholders per common share - diluted:
Variable investment income, as compared to plan	$0.05	$-	$-	$-	$(0.03)
Catastrophe experience and prior year development, net	$0.03	$0.01	$(0.01)	$-	$0.02
Actuarial assumption review and other insurance adjustments	$0.01	$-	$-	$-	$(0.08)
Litigation reserves & settlement costs	$-	$(0.10)	$-	$-	$-
Tax adjustments	$(0.01)	$0.02	$-	$0.05	$(0.64)
Total notable items (1)	$0.09	$(0.06)	$(0.01)	$0.05	$(0.73)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Weighted average common shares outstanding - diluted	1,141.0	1,147.3	1,135.8	1,128.4	1,129.9

(1)         Notable items represent a positive (negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a stand alone basis and may not sum to total notable items.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Book value per common share, excluding AOCI other than FCTA (1)	$49.69	$49.53	$50.45	$50.73	$51.11
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$39.95	$40.36	$41.32	$41.73	$42.21
Book value per common share (1)	$61.44	$61.85	$64.37	$60.27	$61.39

	For the Three Months Ended
Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Operating return on MetLife, Inc.’s (2):
Common stockholders’ equity, excluding AOCI other than FCTA	13.2%	11.3%	11.7%	12.5%	5.0%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	16.7%	14.1%	14.4%	15.3%	6.1%
Common stockholders’ equity	10.7%	9.1%	9.2%	10.2%	4.2%

Return on MetLife, Inc.’s (2):
Common stockholders’ equity, excluding AOCI other than FCTA	15.0%	10.7%	15.2%	7.4%	8.4%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	18.8%	13.3%	18.7%	9.1%	10.3%
Common stockholders’ equity	12.1%	8.6%	12.0%	6.0%	7.1%

	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Common shares outstanding, beginning of period	1,126.6	1,119.1	1,131.9	1,114.3	1,116.8
Share repurchases	(8.1)	(10.7)	(19.9)	(0.2)	(2.3)
Newly issued shares	0.6	23.5	2.3	2.7	0.3
Common shares outstanding, end of period	1,119.1	1,131.9	1,114.3	1,116.8	1,114.8

Weighted average common shares outstanding - basic	1,125.1	1,135.8	1,125.7	1,117.8	1,118.9
Dilutive effect of stock purchase contracts underlying common equity units	4.6	-	-	-	-
Dilutive effect of the exercise or issuance of stock-based awards	11.3	11.5	10.1	10.6	11.0
Weighted average common shares outstanding - diluted	1,141.0	1,147.3	1,135.8	1,128.4	1,129.9

MetLife Policyholder Trust Shares	183.6	180.5	178.3	175.0	173.2

(1)         Calculated using common shares outstanding, end of period.

(2)         Annualized using quarter-to-date results. See page A-4 for the operating return on MetLife, Inc.’s common stockholders’ equity and return on MetLife, Inc.’s common stockholders’ equity for the year ended December 31, 2014.

(3)         Operating earnings available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax.

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$368,070	$365,425	$366,275	$351,353	$351,578
Equity securities available-for-sale, at estimated fair value	3,689	3,631	3,713	3,677	3,399
Fair value option and trading securities, at estimated fair value (1)	17,246	16,689	16,471	16,460	15,361
Mortgage loans	58,038	60,118	62,409	64,010	63,553
Policy loans	11,756	11,618	11,606	11,575	11,549
Real estate and real estate joint ventures	10,393	10,525	10,310	10,207	9,923
Other limited partnership interests	8,214	8,085	8,074	8,099	7,901
Short-term investments, principally at estimated fair value	12,240	8,621	14,130	14,594	14,957
Other invested assets, principally at estimated fair value	17,905	21,283	23,763	20,409	23,356
Total investments	507,551	505,995	516,751	500,384	501,577
Cash and cash equivalents, principally at estimated fair value (1)	8,783	10,808	8,127	8,074	10,216
Accrued investment income	4,380	4,120	4,298	3,990	4,187
Premiums, reinsurance and other receivables	23,814	22,244	24,190	24,872	25,808
Deferred policy acquisition costs and value of business acquired	25,503	24,442	24,003	24,379	23,996
Goodwill	10,216	9,872	9,717	9,644	9,546
Other assets	8,900	7,862	7,980	7,589	7,881
Separate account assets	319,480	316,994	324,724	319,477	299,249
Total assets	$908,627	$902,337	$919,790	$898,409	$882,460

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$189,282	$189,586	$191,217	$188,928	$190,754
Policyholder account balances	215,226	209,294	206,591	204,262	202,291
Other policy-related balances	15,026	14,422	14,586	14,393	14,521
Policyholder dividends payable	710	684	677	699	716
Policyholder dividend obligation	2,825	3,155	3,483	2,328	2,309
Payables for collateral under securities loaned and other transactions	33,776	35,326	37,312	35,532	37,991
Short-term debt	100	100	100	100	100
Long-term debt (1)	16,389	16,286	17,714	16,770	16,755
Collateral financing arrangements	4,196	4,196	4,196	4,164	4,152
Junior subordinated debt securities	3,193	3,193	3,193	3,193	3,194
Current income tax payable	293	184	243	71	21
Deferred income tax liability	11,357	11,821	13,305	10,762	11,363
Other liabilities	25,373	24,437	28,040	27,741	27,977
Separate account liabilities	319,480	316,994	324,724	319,477	299,249
Total liabilities	837,226	829,678	845,381	828,420	811,393

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	102	99	95	92	79

Equity
Preferred stock, at par value	1	1	1	-	-
Common stock, at par value	11	12	12	12	12
Additional paid-in capital	29,488	30,543	30,632	30,718	30,726
Retained earnings	30,928	32,020	33,754	34,376	35,153
Treasury stock, at cost	(615)	(1,172)	(2,158)	(2,172)	(2,279)
Accumulated other comprehensive income (loss)	10,992	10,649	11,529	6,443	6,891
Total MetLife, Inc.’s stockholders’ equity	70,805	72,053	73,770	69,377	70,503
Noncontrolling interests	494	507	544	520	485
Total equity	71,299	72,560	74,314	69,897	70,988
Total liabilities and equity	$908,627	$902,337	$919,790	$898,409	$882,460

(1)         At September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, $331 million, $295 million, $287 million, $280 million and $218 million, respectively, of assets and $186 million, $151 million, $143 million, $134 million and $72 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP are included. See Pages 31 and 32, note 3, for the amounts by asset category.

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Operating revenues
Premiums	$9,685	$10,267	$9,253	$9,313	$10,376
Universal life and investment-type product policy fees	2,522	2,336	2,294	2,335	2,247
Net investment income	5,193	5,111	4,982	5,185	4,849
Other revenues	518	531	503	527	495
Total operating revenues	17,918	18,245	17,032	17,360	17,967

Operating expenses
Policyholder benefits and claims and policyholder dividends	9,854	10,287	9,447	9,503	10,780
Interest credited to policyholder account balances	1,426	1,409	1,331	1,342	1,331
Capitalization of DAC	(1,071)	(1,034)	(968)	(927)	(955)
Amortization of DAC and VOBA	999	953	953	1,001	971
Amortization of negative VOBA	(96)	(98)	(90)	(83)	(82)
Interest expense on debt	292	293	297	307	294
Other expenses (1)	4,003	4,321	3,800	3,882	4,126
Total operating expenses	15,407	16,131	14,770	15,025	16,465

Operating earnings before provision for income tax	2,511	2,114	2,262	2,335	1,502
Provision for income tax expense (benefit) (1)	656	500	594	539	791
Operating earnings	1,855	1,614	1,668	1,796	711
Preferred stock dividends	30	31	30	31	6
Operating earnings available to common shareholders	$1,825	$1,583	$1,638	$1,765	$705

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,855	$1,614	$1,668	$1,796	$711
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	109	230	286	(133)	382
Net derivative gains (losses)	478	185	821	(912)	485
Premiums	18	5	-	(1)	(1)
Universal life and investment-type product policy fees	106	103	100	99	99
Net investment income	217	338	479	(238)	(890)
Other revenues	-	13	(8)	(9)	(11)
Policyholder benefits and claims and policyholder dividends	(5)	(320)	(149)	(180)	92
Interest credited to policyholder account balances	(391)	(539)	(664)	44	684
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(55)	(5)	(72)	104	(160)
Amortization of negative VOBA	11	11	10	9	8
Interest expense on debt	(3)	(4)	(1)	(1)	(8)
Other expenses	(44)	(55)	(5)	(4)	(19)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(202)	(49)	(302)	545	(174)
Income (loss) from continuing operations, net of income tax	2,094	1,527	2,163	1,119	1,198
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	2,094	1,527	2,163	1,119	1,198
Less: Net income (loss) attributable to noncontrolling interests	-	6	5	4	(5)
Net income (loss) attributable to MetLife, Inc.	2,094	1,521	2,158	1,115	1,203
Less: Preferred stock dividends	30	31	30	31	6
Preferred stock repurchase premium	-	-	-	42	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,064	$1,490	$2,128	$1,042	$1,197

Total Operating Premiums, Fees and Other Revenues	$12,725	$13,134	$12,050	$12,175	$13,118

(1)          The three months ended September 30, 2015 includes a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other expenses. See notable items on pages A-2 and A-3.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended September 30, 2015
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$10,376	$8,121	$1,736	$501	$18
Universal life and investment-type product policy fees	2,247	1,733	382	106	26
Net investment income	4,849	4,085	670	82	12
Other revenues	495	435	26	11	23
Total operating revenues	17,967	14,374	2,814	700	79

Operating expenses
Policyholder benefits and claims and policyholder dividends	10,780	9,196	1,331	233	20
Interest credited to policyholder account balances	1,331	972	327	27	5
Capitalization of DAC	(955)	(413)	(435)	(107)	-
Amortization of DAC and VOBA	971	535	309	127	-
Amortization of negative VOBA	(82)	-	(77)	(5)	-
Interest expense on debt	294	-	-	-	294
Other expenses (1)	4,126	2,386	896	352	492
Total operating expenses	16,465	12,676	2,351	627	811

Operating earnings before provision for income tax	1,502	1,698	463	73	(732)
Provision for income tax expense (benefit) (1)	791	435	125	7	224
Operating earnings	711	1,263	338	66	(956)
Preferred stock dividends	6	-	-	-	6
Operating earnings available to common shareholders	$705	$1,263	$338	$66	$(962)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$711	$1,263	$338	$66	$(956)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	382	229	325	14	(186)
Net derivative gains (losses)	485	(4)	107	7	375
Premiums	(1)	(1)	-	-	-
Universal life and investment-type product policy fees	99	99	2	(2)	-
Net investment income	(890)	(187)	(194)	(513)	4
Other revenues	(11)	-	(11)	-	-
Policyholder benefits and claims and policyholder dividends	92	102	(10)	-	-
Interest credited to policyholder account balances	684	(2)	187	499	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(160)	(160)	(2)	2	-
Amortization of negative VOBA	8	-	8	-	-
Interest expense on debt	(8)	-	-	-	(8)
Other expenses	(19)	3	(1)	-	(21)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(174)	(40)	(94)	12	(52)
Income (loss) from continuing operations, net of income tax	1,198	1,302	655	85	(844)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,198	1,302	655	85	(844)
Less: Net income (loss) attributable to noncontrolling interests	(5)	4	(3)	3	(9)
Net income (loss) attributable to MetLife, Inc.	1,203	1,298	658	82	(835)
Less: Preferred stock dividends	6	-	-	-	6
Preferred stock repurchase premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,197	$1,298	$658	$82	$(841)

Total Operating Premiums, Fees and Other Revenues	$13,118	$10,289	$2,144	$618	$67

(1)          Consolidated and Corporate & Other results include a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other expenses. See notable items on pages A-2 and A-3.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended September 30, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$9,685	$7,142	$1,939	$581	$23
Universal life and investment-type product policy fees	2,522	1,879	487	127	29
Net investment income	5,193	4,221	738	109	125
Other revenues	518	456	27	22	13
Total operating revenues	17,918	13,698	3,191	839	190

Operating expenses
Policyholder benefits and claims and policyholder dividends	9,854	8,052	1,535	252	15
Interest credited to policyholder account balances	1,426	981	394	43	8
Capitalization of DAC	(1,071)	(399)	(507)	(165)	-
Amortization of DAC and VOBA	999	480	367	152	-
Amortization of negative VOBA	(96)	-	(89)	(7)	-
Interest expense on debt	292	1	-	-	291
Other expenses	4,003	2,380	1,027	463	133
Total operating expenses	15,407	11,495	2,727	738	447

Operating earnings before provision for income tax	2,511	2,203	464	101	(257)
Provision for income tax expense (benefit)	656	660	154	23	(181)
Operating earnings	1,855	1,543	310	78	(76)
Preferred stock dividends	30	-	-	-	30
Operating earnings available to common shareholders	$1,825	$1,543	$310	$78	$(106)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,855	$1,543	$310	$78	$(76)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	109	176	136	(9)	(194)
Net derivative gains (losses)	478	356	(80)	16	186
Premiums	18	(1)	-	19	-
Universal life and investment-type product policy fees	106	98	7	1	-
Net investment income	217	(151)	145	219	4
Other revenues	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(5)	54	(51)	(8)	-
Interest credited to policyholder account balances	(391)	(27)	(151)	(213)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(55)	(53)	1	(3)	-
Amortization of negative VOBA	11	-	11	-	-
Interest expense on debt	(3)	-	-	-	(3)
Other expenses	(44)	(5)	6	(14)	(31)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(202)	(175)	4	(9)	(22)
Income (loss) from continuing operations, net of income tax	2,094	1,815	338	77	(136)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	2,094	1,815	338	77	(136)
Less: Net income (loss) attributable to noncontrolling interests	-	2	5	1	(8)
Net income (loss) attributable to MetLife, Inc.	2,094	1,813	333	76	(128)
Less: Preferred stock dividends	30	-	-	-	30
Preferred stock repurchase premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,064	$1,813	$333	$76	$(158)

Total Operating Premiums, Fees and Other Revenues	$12,725	$9,477	$2,453	$730	$65

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended September 30, 2015
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$28,942	$22,057	$5,297	$1,534	$54
Universal life and investment-type product policy fees	6,876	5,300	1,179	322	75
Net investment income	15,016	12,484	2,033	249	250
Other revenues	1,525	1,341	82	40	62
Total operating revenues	52,359	41,182	8,591	2,145	441

Operating expenses
Policyholder benefits and claims and policyholder dividends	29,730	24,907	4,046	737	40
Interest credited to policyholder account balances	4,004	2,902	992	91	19
Capitalization of DAC	(2,850)	(1,210)	(1,268)	(372)	-
Amortization of DAC and VOBA	2,925	1,565	971	388	1
Amortization of negative VOBA	(255)	(1)	(241)	(13)	-
Interest expense on debt	898	1	-	-	897
Other expenses (1)	11,808	7,225	2,669	1,103	811
Total operating expenses	46,260	35,389	7,169	1,934	1,768

Operating earnings before provision for income tax	6,099	5,793	1,422	211	(1,327)
Provision for income tax expense (benefit) (1)	1,924	1,706	332	25	(139)
Operating earnings	4,175	4,087	1,090	186	(1,188)
Preferred stock dividends	67	-	-	-	67
Operating earnings available to common shareholders	$4,108	$4,087	$1,090	$186	$(1,255)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$4,175	$4,087	$1,090	$186	$(1,188)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	535	489	450	22	(426)
Net derivative gains (losses)	394	65	134	21	174
Premiums	(2)	(2)	-	-	-
Universal life and investment-type product policy fees	298	290	12	(4)	-
Net investment income	(649)	(538)	108	(231)	12
Other revenues	(28)	-	(28)	-	-
Policyholder benefits and claims and policyholder dividends	(237)	(134)	(103)	-	-
Interest credited to policyholder account balances	64	(40)	(119)	223	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(128)	(123)	(9)	4	-
Amortization of negative VOBA	27	-	27	-	-
Interest expense on debt	(10)	-	-	-	(10)
Other expenses	(28)	9	(1)	1	(37)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	69	(24)	7	(7)	93
Income (loss) from continuing operations, net of income tax	4,480	4,079	1,568	215	(1,382)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	4,480	4,079	1,568	215	(1,382)
Less: Net income (loss) attributable to noncontrolling interests	4	10	(2)	4	(8)
Net income (loss) attributable to MetLife, Inc.	4,476	4,069	1,570	211	(1,374)
Less: Preferred stock dividends	67	-	-	-	67
Preferred stock repurchase premium	42	-	-	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$4,367	$4,069	$1,570	$211	$(1,483)

Total Operating Premiums, Fees and Other Revenues	$37,343	$28,698	$6,558	$1,896	$191

(1)          Consolidated and Corporate & Other results include a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other expenses. See notable items on pages A-2 and A-3.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended September 30, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$28,755	$21,186	$5,742	$1,762	$65
Universal life and investment-type product policy fees	7,205	5,480	1,276	353	96
Net investment income	15,373	12,476	2,162	328	407
Other revenues	1,502	1,336	78	49	39
Total operating revenues	52,835	40,478	9,258	2,492	607

Operating expenses
Policyholder benefits and claims and policyholder dividends	29,191	23,993	4,357	784	57
Interest credited to policyholder account balances	4,252	2,939	1,175	112	26
Capitalization of DAC	(3,148)	(1,179)	(1,458)	(511)	-
Amortization of DAC and VOBA	3,074	1,531	1,067	476	-
Amortization of negative VOBA	(298)	(1)	(275)	(22)	-
Interest expense on debt	885	5	-	-	880
Other expenses	11,933	7,085	2,995	1,383	470
Total operating expenses	45,889	34,373	7,861	2,222	1,433

Operating earnings before provision for income tax	6,946	6,105	1,397	270	(826)
Provision for income tax expense (benefit)	1,878	1,853	430	49	(454)
Operating earnings	5,068	4,252	967	221	(372)
Preferred stock dividends	91	-	-	-	91
Operating earnings available to common shareholders	$4,977	$4,252	$967	$221	$(463)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$5,068	$4,252	$967	$221	$(372)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(427)	(530)	375	(16)	(256)
Net derivative gains (losses)	1,132	1,071	(122)	103	80
Premiums	40	-	-	40	-
Universal life and investment-type product policy fees	302	286	8	8	-
Net investment income	331	(390)	112	579	30
Other revenues	(16)	1	(17)	-	-
Policyholder benefits and claims and policyholder dividends	(680)	(567)	(95)	(18)	-
Interest credited to policyholder account balances	(743)	(76)	(114)	(553)	-
Capitalization of DAC	1	-	-	1	-
Amortization of DAC and VOBA	(100)	(95)	5	(10)	-
Amortization of negative VOBA	35	-	35	-	-
Interest expense on debt	(34)	-	-	-	(34)
Other expenses	(59)	(3)	16	(16)	(56)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(38)	56	(64)	(60)	30
Income (loss) from continuing operations, net of income tax	4,812	4,005	1,106	279	(578)
Income (loss) from discontinued operations, net of income tax	(3)	(3)	-	-	-
Net income (loss)	4,809	4,002	1,106	279	(578)
Less: Net income (loss) attributable to noncontrolling interests	21	11	15	2	(7)
Net income (loss) attributable to MetLife, Inc.	4,788	3,991	1,091	277	(571)
Less: Preferred stock dividends	91	-	-	-	91
Preferred stock repurchase premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$4,697	$3,991	$1,091	$277	$(662)

Total Operating Premiums, Fees and Other Revenues	$37,462	$28,002	$7,096	$2,164	$200
(1) Consolidated and Americas results include a pre-tax net investment loss of $633 million related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

METLIFE

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

AMERICAS
RETAIL
Life & Other	$365	$333	$203	$278	$183
Annuities	420	385	450	412	340
RETAIL	785	718	653	690	523
GROUP, VOLUNTARY & WORKSITE BENEFITS	241	238	228	231	238
CORPORATE BENEFIT FUNDING	395	360	369	406	326
LATIN AMERICA	122	152	131	116	176
AMERICAS	1,543	1,468	1,381	1,443	1,263
ASIA	310	340	327	425	338
EMEA	78	64	70	50	66
CORPORATE & OTHER	(106)	(289)	(140)	(153)	(962)
METLIFE TOTAL	$1,825	$1,583	$1,638	$1,765	$705

OPERATING RETURN ON ALLOCATED EQUITY (2), (3):
	For the Three Months Ended
Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

AMERICAS
RETAIL
Life & Other	16.6%	15.1%	9.0%	12.3%	8.1%
Annuities	14.2%	13.0%	14.4%	13.2%	10.9%
GROUP, VOLUNTARY & WORKSITE BENEFITS	16.7%	16.5%	14.2%	14.4%	14.8%
CORPORATE BENEFIT FUNDING	21.5%	19.6%	19.1%	21.0%	16.9%
LATIN AMERICA	13.5%	16.8%	15.1%	13.3%	20.2%
AMERICAS	16.5%	15.7%	14.1%	14.8%	12.9%
ASIA	10.6%	11.6%	11.4%	14.8%	11.7%
EMEA	9.0%	7.4%	8.4%	6.0%	7.9%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (2), (3):
	For the Three Months Ended
Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

AMERICAS	18.8%	17.9%	15.9%	16.6%	14.6%
ASIA	18.3%	20.1%	19.6%	25.4%	20.2%
EMEA	17.2%	14.2%	15.4%	11.2%	14.6%

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 12, (ii) Group, Voluntary & Worksite Benefits, Page 18, (iii) Corporate Benefit Funding, Page 21, (iv) Latin America, Page 24, (v) Asia, Page 26, (vi) EMEA, Page 28, and (vii) Corporate & Other, Page 30. A consolidated reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, appears on Page 6.

(2)          Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and allocated tangible equity for the periods presented.

(3)          Allocated equity is defined as the portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI, other than FCTA.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Operating revenues
Premiums	$1,869	$1,875	$1,749	$1,747	$1,806	$5,405	$5,302
Universal life and investment-type product policy fees	1,311	1,260	1,236	1,252	1,229	3,814	3,717
Net investment income	1,965	1,981	1,980	2,003	1,930	5,906	5,913
Other revenues	275	274	251	263	241	785	755
Total operating revenues	5,420	5,390	5,216	5,265	5,206	15,910	15,687

Operating expenses
Policyholder benefits and claims and policyholder dividends	2,555	2,451	2,449	2,373	2,607	7,400	7,429
Interest credited to policyholder account balances	567	562	542	551	550	1,683	1,643
Capitalization of DAC	(239)	(247)	(247)	(257)	(266)	(722)	(770)
Amortization of DAC and VOBA	335	373	375	400	432	1,142	1,207
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(1)	2	(1)	-	(1)	(1)	(2)
Other expenses	1,163	1,225	1,176	1,220	1,197	3,486	3,593
Total operating expenses	4,380	4,366	4,294	4,287	4,519	12,988	13,100

Operating earnings before provision for income tax	1,040	1,024	922	978	687	2,922	2,587
Provision for income tax expense (benefit)	255	306	269	288	164	824	721
Operating earnings	785	718	653	690	523	2,098	1,866
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$785	$718	$653	$690	$523	$2,098	$1,866

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$785	$718	$653	$690	$523	$2,098	$1,866
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	9	(32)	68	9	70	25	147
Net derivative gains (losses)	283	(15)	313	(95)	(282)	579	(64)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	96	96	94	94	97	281	285
Net investment income	(109)	(117)	(128)	(105)	(108)	(340)	(341)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(34)	(129)	(96)	(160)	136	(367)	(120)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(53)	-	(62)	99	(160)	(95)	(123)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(68)	71	(66)	55	86	(29)	75
Income (loss) from continuing operations, net of income tax	909	592	776	587	362	2,152	1,725
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(2)	-
Net income (loss)	909	592	776	587	362	2,150	1,725
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	909	592	776	587	362	2,150	1,725
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$909	$592	$776	$587	$362	$2,150	$1,725

Total Operating Premiums, Fees and Other Revenues	$3,455	$3,409	$3,236	$3,262	$3,276	$10,004	$9,774

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Operating revenues
Premiums	$1,521	$1,627	$1,494	$1,522	$1,521	$4,515	$4,537
Universal life and investment-type product policy fees	434	402	392	384	395	1,228	1,171
Net investment income	1,247	1,263	1,245	1,275	1,225	3,718	3,745
Other revenues	165	166	144	153	139	456	436
Total operating revenues	3,367	3,458	3,275	3,334	3,280	9,917	9,889

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,974	2,055	2,070	2,016	2,081	5,997	6,167
Interest credited to policyholder account balances	230	229	227	230	234	675	691
Capitalization of DAC	(158)	(163)	(158)	(159)	(165)	(471)	(482)
Amortization of DAC and VOBA	164	193	210	205	237	561	652
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(1)	1	(1)	(1)	(1)	(2)	(3)
Other expenses	621	648	632	634	626	1,854	1,892
Total operating expenses	2,830	2,963	2,980	2,925	3,012	8,614	8,917

Operating earnings before provision for income tax	537	495	295	409	268	1,303	972
Provision for income tax expense (benefit)	172	162	92	131	85	417	308
Operating earnings	365	333	203	278	183	886	664
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$365	$333	$203	$278	$183	$886	$664

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$365	$333	$203	$278	$183	$886	$664
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(9)	(35)	1	19	42	(22)	62
Net derivative gains (losses)	98	119	186	(110)	145	173	221
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	(1)	1	(1)	-
Net investment income	(56)	(57)	(60)	(59)	(58)	(165)	(177)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	6	17	(10)	(13)	-	(6)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	68	(19)	(19)	24	(68)	41	(63)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(36)	(2)	(44)	48	(17)	(9)	(13)
Income (loss) from continuing operations, net of income tax	430	345	284	189	215	903	688
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(2)	-
Net income (loss)	430	345	284	189	215	901	688
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	430	345	284	189	215	901	688
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$430	$345	$284	$189	$215	$901	$688

Total Operating Premiums, Fees and Other Revenues	$2,120	$2,195	$2,030	$2,059	$2,055	$6,199	$6,144

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Operating revenues
Premiums	$348	$248	$255	$225	$285	$890	$765
Universal life and investment-type product policy fees	877	858	844	868	834	2,586	2,546
Net investment income	718	718	735	728	705	2,188	2,168
Other revenues	110	108	107	110	102	329	319
Total operating revenues	2,053	1,932	1,941	1,931	1,926	5,993	5,798

Operating expenses
Policyholder benefits and claims and policyholder dividends	581	396	379	357	526	1,403	1,262
Interest credited to policyholder account balances	337	333	315	321	316	1,008	952
Capitalization of DAC	(81)	(84)	(89)	(98)	(101)	(251)	(288)
Amortization of DAC and VOBA	171	180	165	195	195	581	555
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	1	-	1	-	1	1
Other expenses	542	577	544	586	571	1,632	1,701
Total operating expenses	1,550	1,403	1,314	1,362	1,507	4,374	4,183

Operating earnings before provision for income tax	503	529	627	569	419	1,619	1,615
Provision for income tax expense (benefit)	83	144	177	157	79	407	413
Operating earnings	420	385	450	412	340	1,212	1,202
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$420	$385	$450	$412	$340	$1,212	$1,202

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$420	$385	$450	$412	$340	$1,212	$1,202
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	18	3	67	(10)	28	47	85
Net derivative gains (losses)	185	(134)	127	15	(427)	406	(285)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	96	96	94	95	96	282	285
Net investment income	(53)	(60)	(68)	(46)	(50)	(175)	(164)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(34)	(135)	(113)	(150)	149	(367)	(114)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(121)	19	(43)	75	(92)	(136)	(60)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(32)	73	(22)	7	103	(20)	88
Income (loss) from continuing operations, net of income tax	479	247	492	398	147	1,249	1,037
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	479	247	492	398	147	1,249	1,037
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	479	247	492	398	147	1,249	1,037
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$479	$247	$492	$398	$147	$1,249	$1,037

Total Operating Premiums, Fees and Other Revenues	$1,335	$1,214	$1,206	$1,203	$1,221	$3,805	$3,630

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Balance, beginning of period	$85,870	$86,162	$86,756	$87,073	$87,302

Premiums and deposits (2), (3)	1,929	1,958	2,005	1,983	1,959
Surrenders and withdrawals	(774)	(730)	(727)	(758)	(756)
Benefit payments	(749)	(637)	(905)	(764)	(800)

Net Flows	406	591	373	461	403

Net transfers from (to) separate account	25	23	27	19	26
Interest	836	835	839	852	858
Policy charges	(478)	(484)	(487)	(489)	(494)
Other	(497)	(371)	(435)	(614)	(374)

Balance, end of period	$86,162	$86,756	$87,073	$87,302	$87,721

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Balance, beginning of period	$46,809	$47,529	$47,601	$47,780	$47,460
Premiums and deposits (2), (3)	952	850	805	909	1,123
Surrenders and withdrawals	(894)	(1,520)	(946)	(851)	(766)
Benefit payments	(415)	(406)	(428)	(425)	(448)

Net Flows	(357)	(1,076)	(569)	(367)	(91)
Net transfers from (to) separate account	34	2	9	51	224
Interest	402	399	383	391	386
Policy charges	(13)	(10)	(13)	(14)	(12)
Other	654	757	369	(381)	2,170

Balance, end of period	$47,529	$47,601	$47,780	$47,460	$50,137

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Balance, beginning of period	$10,198	$9,949	$10,173	$10,354	$10,258
Premiums and deposits (3)	162	158	160	160	153
Surrenders and withdrawals	(119)	(99)	(109)	(112)	(108)
Benefit payments	(15)	(11)	(12)	(17)	(45)

Net Flows	28	48	39	31	-
Investment performance	(119)	334	301	27	(668)
Net transfers from (to) general account	(25)	(23)	(27)	(19)	(26)
Policy charges	(132)	(130)	(132)	(132)	(130)
Other	(1)	(5)	-	(3)	-

Balance, end of period	$9,949	$10,173	$10,354	$10,258	$9,434

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Balance, beginning of period	$166,093	$160,995	$161,553	$163,288	$159,999

Premiums and deposits (3)	1,290	1,370	1,384	1,626	1,503
Surrenders and withdrawals	(2,829)	(3,000)	(2,770)	(2,934)	(2,617)
Benefit payments	(321)	(330)	(347)	(335)	(341)

Net Flows	(1,860)	(1,960)	(1,733)	(1,643)	(1,455)
Investment performance	(2,261)	3,431	4,348	(663)	(9,408)
Net transfers from (to) general account	(34)	(2)	(9)	(51)	(224)
Policy charges	(943)	(910)	(870)	(933)	(927)
Other	-	(1)	(1)	1	1

Balance, end of period	$160,995	$161,553	$163,288	$159,999	$147,986

(1)          All of the retail property & casualty activity is reflected within the “Other” category.

(2)          Includes premiums and deposits directed to the general account investment option of variable products.

(3)          Includes company-sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Direct and allocated expenses	$417	$476	$452	$465	$462
Pension and post-retirement benefit costs	62	50	45	50	49
Premium taxes, other taxes, and licenses & fees	53	51	42	54	47
Total fixed operating expenses	$532	$577	$539	$569	$558

Commissions and other variable expenses	631	648	637	651	639

Total other expenses	$1,163	$1,225	$1,176	$1,220	$1,197

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Life Sales (1)
Term Life	$14	$21	$22	$24	$24
Whole Life	30	37	38	38	39
Variable Life	7	9	8	7	6
Universal Life	10	11	11	14	14
Total life sales	$61	$78	$79	$83	$83

Annuity Sales (2)
Fixed and indexed annuity sales	$505	$464	$430	$511	$667
Variable annuity sales	1,533	1,606	1,608	1,865	1,769
Total annuity sales	$2,038	$2,070	$2,038	$2,376	$2,436

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$1,248	$1,323	$1,346	$1,570	$1,427
General Accounts
Fixed and indexed annuity	505	464	430	511	667
Variable annuity	285	283	262	295	342
Total general accounts	790	747	692	806	1,009
Total annuity premiums and deposits	$2,038	$2,070	$2,038	$2,376	$2,436

(1)          Statistical sales information is calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

(2)          Statutory premiums direct and assumed, excluding company-sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Investment income yield excluding variable investment income	6.06%	6.13%	6.01%	6.29%	6.13%
Variable investment income yield	0.51%	0.38%	0.32%	0.39%	0.18%
Total investment income yield	6.57%	6.51%	6.33%	6.68%	6.31%
Average crediting rate	4.51%	4.50%	4.53%	4.53%	4.52%
Annualized general account spread	2.06%	2.01%	1.80%	2.15%	1.79%

Annualized general account spread excluding variable investment income yield	1.55%	1.63%	1.48%	1.76%	1.61%

ANNUITIES (2)
	For the Three Months Ended
Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Investment income yield excluding variable investment income	5.64%	5.64%	5.72%	5.48%	5.38%
Variable investment income yield	0.31%	0.22%	0.22%	0.37%	0.19%
Total investment income yield	5.95%	5.86%	5.94%	5.85%	5.57%
Average crediting rate	3.53%	3.52%	3.48%	3.51%	3.41%
Annualized general account spread	2.42%	2.34%	2.46%	2.34%	2.16%

Annualized general account spread excluding variable investment income yield	2.11%	2.12%	2.24%	1.97%	1.97%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Life (3)
Operating premiums, fees and other revenues	$1,427	$1,499	$1,370	$1,386	$1,396
Interest adjusted benefit ratio	51.7%	53.9%	59.3%	53.0%	57.4%

Lapse Ratio (4)
Traditional life	5.9%	5.9%	5.8%	5.6%	5.4%
Variable & universal life	4.0%	3.8%	3.8%	3.6%	3.6%
Fixed annuity	10.1%	10.6%	9.8%	9.9%	9.8%
Variable annuity	6.7%	6.9%	7.0%	7.0%	7.0%

Retail Property & Casualty
Operating premiums, fees and other revenues	$457	$458	$445	$448	$448
Combined ratio including catastrophes	83.6%	85.8%	89.3%	100.1%	90.9%
Combined ratio excluding catastrophes	79.3%	81.5%	79.4%	80.2%	84.0%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred and payout annuities.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Operating revenues
Premiums	$4,010	$3,929	$4,117	$4,104	$4,092	$12,050	$12,313
Universal life and investment-type product policy fees	180	178	188	183	188	538	559
Net investment income	475	465	478	481	485	1,396	1,444
Other revenues	103	106	113	114	113	314	340
Total operating revenues	4,768	4,678	4,896	4,882	4,878	14,298	14,656

Operating expenses
Policyholder benefits and claims and policyholder dividends	3,729	3,598	3,835	3,805	3,805	11,299	11,445
Interest credited to policyholder account balances	38	39	37	38	39	117	114
Capitalization of DAC	(37)	(36)	(36)	(36)	(41)	(107)	(113)
Amortization of DAC and VOBA	38	40	41	39	40	109	120
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	1	-	-	-	-	-
Other expenses	634	671	664	681	666	1,900	2,011
Total operating expenses	4,402	4,313	4,541	4,527	4,509	13,318	13,577

Operating earnings before provision for income tax	366	365	355	355	369	980	1,079
Provision for income tax expense (benefit)	125	127	127	124	131	340	382
Operating earnings	241	238	228	231	238	640	697
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$241	$238	$228	$231	$238	$640	$697

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$241	$238	$228	$231	$238	$640	$697
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(9)	(29)	3	8	11	(10)	22
Net derivative gains (losses)	106	232	205	(264)	259	293	200
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(41)	(45)	(42)	(41)	(42)	(122)	(125)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(19)	(55)	(58)	104	(80)	(56)	(34)
Income (loss) from continuing operations, net of income tax	278	341	336	38	386	745	760
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	278	341	336	38	386	745	760
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	278	341	336	38	386	745	760
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$278	$341	$336	$38	$386	$745	$760

Total Operating Premiums, Fees and Other Revenues	$4,293	$4,213	$4,418	$4,401	$4,393	$12,902	$13,212

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Balance, beginning of period	$26,657	$26,772	$26,938	$27,293	$27,348
Premiums and deposits	4,845	4,548	4,553	4,572	4,510
Surrenders and withdrawals	(1,101)	(904)	(624)	(689)	(673)
Benefit payments	(3,392)	(3,210)	(3,378)	(3,450)	(3,393)

Net Flows	352	434	551	433	444
Net transfers from (to) separate account	-	-	-	-	-
Interest	227	227	224	229	233
Policy charges	(136)	(134)	(139)	(140)	(138)
Other	(328)	(361)	(281)	(467)	(346)

Balance, end of period	$26,772	$26,938	$27,293	$27,348	$27,541

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Balance, beginning of period	$667	$656	$669	$677	$674
Premiums and deposits	53	52	57	54	55
Surrenders and withdrawals	(11)	(11)	(19)	(11)	(16)
Benefit payments	(1)	(1)	-	(1)	(1)

Net Flows	41	40	38	42	38
Investment performance	(5)	17	18	4	(48)
Net transfers from (to) general account	-	-	-	-	-
Policy charges	(45)	(44)	(46)	(46)	(47)
Other	(2)	-	(2)	(3)	(3)

Balance, end of period	$656	$669	$677	$674	$614
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Direct and allocated expenses	$378	$406	$384	$391	$383
Pension and post-retirement benefit costs	26	22	18	20	20
Premium taxes, other taxes, and licenses & fees	77	80	81	88	81
Total fixed operating expenses	$481	$508	$483	$499	$484

Commissions and other variable expenses	153	163	181	182	182

Total other expenses	$634	$671	$664	$681	$666

SPREAD (1)
	For the Three Months Ended
Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Investment income yield excluding variable investment income	5.63%	5.62%	5.61%	5.57%	5.47%
Variable investment income yield	0.51%	0.25%	0.31%	0.35%	0.52%
Total investment income yield	6.14%	5.87%	5.92%	5.92%	5.99%
Average crediting rate	3.37%	3.40%	3.41%	3.36%	3.35%
Annualized general account spread	2.77%	2.47%	2.51%	2.56%	2.64%

Annualized general account spread excluding variable investment income yield	2.26%	2.22%	2.20%	2.21%	2.12%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Group Life (2)
Operating premiums, fees and other revenues	$1,464	$1,461	$1,583	$1,531	$1,521
Mortality ratio	87.8%	86.7%	90.7%	86.1%	86.1%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,608	$1,630	$1,708	$1,656	$1,662
Interest adjusted loss ratio (4)	80.5%	78.5%	77.0%	80.5%	80.7%

Group Property & Casualty (5)
Operating premiums, fees and other revenues	$382	$388	$383	$390	$398
Combined ratio including catastrophes	91.0%	92.3%	101.2%	96.0%	97.7%
Combined ratio excluding catastrophes	86.2%	90.8%	89.7%	85.5%	92.7%

(1)          Excludes group property & casualty.

(2)          Excludes certain experience-rated contracts and includes accidental death and dismemberment.

(3)          Includes dental, disability, long-term care (“LTC”), critical illness, vision and other health.

(4)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The products within Group Non-Medical Health with interest credited on future policyholder benefits are LTC and disability.

(5)          Excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Operating revenues
Premiums	$451	$1,330	$418	$319	$1,555	$1,438	$2,292
Universal life and investment-type product policy fees	60	54	54	59	55	172	168
Net investment income	1,464	1,425	1,430	1,526	1,391	4,259	4,347
Other revenues	71	72	71	77	70	214	218
Total operating revenues	2,046	2,881	1,973	1,981	3,071	6,083	7,025

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,033	1,912	991	933	2,154	3,194	4,078
Interest credited to policyholder account balances	279	296	293	294	295	844	882
Capitalization of DAC	(11)	(1)	(6)	(4)	(1)	(30)	(11)
Amortization of DAC and VOBA	5	4	5	6	6	15	17
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	3	1	1	1	6	3
Other expenses	133	115	124	130	113	377	367
Total operating expenses	1,441	2,329	1,408	1,360	2,568	4,406	5,336

Operating earnings before provision for income tax	605	552	565	621	503	1,677	1,689
Provision for income tax expense (benefit)	210	192	196	215	177	579	588
Operating earnings	395	360	369	406	326	1,098	1,101
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$395	$360	$369	$406	$326	$1,098	$1,101

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$395	$360	$369	$406	$326	$1,098	$1,101
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	180	124	205	(31)	139	(556)	313
Net derivative gains (losses)	28	96	80	(134)	127	256	73
Premiums	-	-	-	-	-	2	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(15)	(22)	(27)	(24)	(25)	36	(76)
Other revenues	-	-	-	-	-	1	-
Policyholder benefits and claims and policyholder dividends	(5)	(31)	(10)	39	(11)	(66)	18
Interest credited to policyholder account balances	(4)	(3)	(2)	(2)	(1)	(11)	(5)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(7)	(1)	-	-	-	(17)	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(63)	(57)	(86)	53	(79)	109	(112)
Income (loss) from continuing operations, net of income tax	509	466	529	307	476	852	1,312
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(1)	-
Net income (loss)	509	466	529	307	476	851	1,312
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	509	466	529	307	476	851	1,312
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$509	$466	$529	$307	$476	$851	$1,312

Total Operating Premiums, Fees and Other Revenues	$582	$1,456	$543	$455	$1,680	$1,824	$2,678
(1) The year-to-date period ended September 30, 2014 includes a pre-tax net investment loss of $633 million related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Balance, beginning of period	$111,317	$113,467	$115,295	$116,067	$112,858
Premiums and deposits	18,194	16,797	17,434	16,963	21,217
Surrenders and withdrawals	(15,013)	(15,761)	(16,497)	(18,124)	(21,937)
Benefit payments	(915)	(878)	(915)	(951)	(972)

Net Flows	2,266	158	22	(2,112)	(1,692)
Net transfers from (to) separate account	10	(14)	(8)	(11)	(25)
Interest	946	956	952	951	955
Policy charges	(39)	(17)	(30)	(34)	(32)
Other	(1,033)	745	(164)	(2,003)	(1,160)

Balance, end of period	$113,467	$115,295	$116,067	$112,858	$110,904

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Balance, beginning of period	$81,721	$81,967	$81,150	$86,091	$85,253
Premiums and deposits	1,041	233	1,731	1,074	1,239
Surrenders and withdrawals	(1,935)	(1,174)	(1,527)	(1,496)	(1,458)
Benefit payments	(18)	(14)	(13)	(20)	(13)

Net Flows	(912)	(955)	191	(442)	(232)
Investment performance	25	1,456	1,326	(1,036)	(67)
Net transfers from (to) general account	(10)	14	8	11	25
Policy charges	(81)	(79)	(81)	(86)	(83)
Other	1,224	(1,253)	3,497	715	(2,288)

Balance, end of period	$81,967	$81,150	$86,091	$85,253	$82,608

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Direct and allocated expenses	$71	$77	$77	$78	$69
Pension and post-retirement benefit costs	8	6	6	7	7
Premium taxes, other taxes, and licenses & fees	4	(2)	2	6	2
Total fixed operating expenses	$83	$81	$85	$91	$78

Commissions and other variable expenses	50	34	39	39	35

Total other expenses	$133	$115	$124	$130	$113

SPREAD
	For the Three Months Ended
Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Investment income yield excluding variable investment income	4.81%	4.67%	4.60%	4.81%	4.50%
Variable investment income yield	0.49%	0.32%	0.34%	0.50%	0.32%
Total investment income yield	5.30%	4.99%	4.94%	5.31%	4.82%
Average crediting rate	3.35%	3.34%	3.28%	3.27%	3.33%
Annualized general account spread	1.95%	1.65%	1.66%	2.04%	1.49%

Annualized general account spread excluding variable investment income yield	1.46%	1.33%	1.32%	1.54%	1.17%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Operating revenues
Premiums	$812	$746	$699	$783	$668	$2,293	$2,150
Universal life and investment-type product policy fees	328	283	294	301	261	956	856
Net investment income	317	314	218	283	279	915	780
Other revenues	7	12	10	7	11	23	28
Total operating revenues	1,464	1,355	1,221	1,374	1,219	4,187	3,814

Operating expenses
Policyholder benefits and claims and policyholder dividends	735	686	581	744	630	2,100	1,955
Interest credited to policyholder account balances	97	99	86	89	88	295	263
Capitalization of DAC	(112)	(125)	(111)	(100)	(105)	(320)	(316)
Amortization of DAC and VOBA	102	69	78	86	57	265	221
Amortization of negative VOBA	-	-	-	(1)	-	(1)	(1)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	450	488	425	419	410	1,322	1,254
Total operating expenses	1,272	1,217	1,059	1,237	1,080	3,661	3,376

Operating earnings before provision for income tax	192	138	162	137	139	526	438
Provision for income tax expense (benefit)	70	(14)	31	21	(37)	110	15
Operating earnings	122	152	131	116	176	416	423
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$122	$152	$131	$116	$176	$416	$423

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$122	$152	$131	$116	$176	$416	$423
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(4)	19	(2)	-	9	11	7
Net derivative gains (losses)	(61)	(3)	(21)	(15)	(108)	(57)	(144)
Premiums	(1)	(1)	-	(1)	(1)	(2)	(2)
Universal life and investment-type product policy fees	2	1	2	1	2	5	5
Net investment income	14	3	12	4	(12)	36	4
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	93	(82)	6	(15)	(23)	(134)	(32)
Interest credited to policyholder account balances	(23)	(21)	(18)	(16)	(1)	(65)	(35)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	2	4	3	3	3	14	9
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(25)	16	5	9	33	32	47
Income (loss) from continuing operations, net of income tax	119	88	118	86	78	256	282
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	119	88	118	86	78	256	282
Less: Net income (loss) attributable to noncontrolling interests	2	2	3	3	4	11	10
Net income (loss) attributable to MetLife, Inc.	117	86	115	83	74	245	272
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$117	$86	$115	$83	$74	$245	$272

Total Operating Premiums, Fees and Other Revenues	$1,147	$1,041	$1,003	$1,091	$940	$3,272	$3,034

AMERICAS LATIN AMERICA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Direct and allocated expenses	$168	$207	$156	$165	$148
Pension and post-retirement benefit costs	2	2	2	-	1
Premium taxes, other taxes, and licenses & fees	21	23	18	20	19
Total fixed operating expenses	$191	$232	$176	$185	$168

Commissions and other variable expenses	259	256	249	234	242

Total other expenses	$450	$488	$425	$419	$410

Total other expenses on a constant currency basis (1)	$376	$427	$389	$393	$410

SALES ON A CONSTANT CURRENCY BASIS (1), (2)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Mexico	$141	$148	$120	$105	$125
Chile	60	53	51	62	58
All other	67	86	111	104	93
Total sales	$268	$287	$282	$271	$276

(1)          Calculated using the average foreign currency exchange rates for the current period and applied to the prior periods presented. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates for the current period.

(2)          Statistical sales information is calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Operating revenues
Premiums	$1,939	$1,824	$1,752	$1,809	$1,736	$5,742	$5,297
Universal life and investment-type product policy fees	487	417	397	400	382	1,276	1,179
Net investment income	738	724	684	679	670	2,162	2,033
Other revenues	27	28	28	28	26	78	82
Total operating revenues	3,191	2,993	2,861	2,916	2,814	9,258	8,591

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,535	1,367	1,340	1,375	1,331	4,357	4,046
Interest credited to policyholder account balances	394	369	337	328	327	1,175	992
Capitalization of DAC	(507)	(456)	(435)	(398)	(435)	(1,458)	(1,268)
Amortization of DAC and VOBA	367	330	326	336	309	1,067	971
Amortization of negative VOBA	(89)	(89)	(86)	(78)	(77)	(275)	(241)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1,027	980	904	869	896	2,995	2,669
Total operating expenses	2,727	2,501	2,386	2,432	2,351	7,861	7,169

Operating earnings before provision for income tax	464	492	475	484	463	1,397	1,422
Provision for income tax expense (benefit)	154	152	148	59	125	430	332
Operating earnings	310	340	327	425	338	967	1,090
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$310	$340	$327	$425	$338	$967	$1,090

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$310	$340	$327	$425	$338	$967	$1,090
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	136	137	68	57	325	375	450
Net derivative gains (losses)	(80)	(410)	18	9	107	(122)	134
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	7	3	6	4	2	8	12
Net investment income	145	281	129	173	(194)	112	108
Other revenues	-	(5)	(8)	(9)	(11)	(17)	(28)
Policyholder benefits and claims and policyholder dividends	(51)	(75)	(49)	(44)	(10)	(95)	(103)
Interest credited to policyholder account balances	(151)	(289)	(131)	(175)	187	(114)	(119)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	1	(2)	(12)	5	(2)	5	(9)
Amortization of negative VOBA	11	11	10	9	8	35	27
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	6	4	-	-	(1)	16	(1)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	4	99	(10)	111	(94)	(64)	7
Income (loss) from continuing operations, net of income tax	338	94	348	565	655	1,106	1,568
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	338	94	348	565	655	1,106	1,568
Less: Net income (loss) attributable to noncontrolling interests	5	4	-	1	(3)	15	(2)
Net income (loss) attributable to MetLife, Inc.	333	90	348	564	658	1,091	1,570
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$333	$90	$348	$564	$658	$1,091	$1,570

Total Operating Premiums, Fees and Other Revenues	$2,453	$2,269	$2,177	$2,237	$2,144	$7,096	$6,558

ASIA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Direct and allocated expenses	$346	$332	$299	$320	$314
Pension and post-retirement benefit costs	18	19	19	17	17
Premium taxes, other taxes, and licenses & fees	42	48	36	37	55
Total fixed operating expenses	$406	$399	$354	$374	$386

Commissions and other variable expenses	621	581	550	495	510

Total other expenses	$1,027	$980	$904	$869	$896

Total other expenses on a constant currency basis (1)	$875	$896	$869	$843	$896

SALES ON A CONSTANT CURRENCY BASIS (1), (2)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Japan:
Life	$146	$168	$165	$193	$178
Accident & Health	83	126	108	115	102
Annuities	92	72	63	60	81
Other	6	5	4	6	4
Total Japan	327	371	340	374	365
Other Asia (3)	324	216	228	184	223
Total sales	$651	$587	$568	$558	$588

(1)          Calculated using the average foreign currency exchange rates for the current period and are applied to the prior periods presented. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates for the current period.

(2)          Statistical sales information is calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

(3)          Amounts in the prior periods have been updated to conform with current period presentation.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Operating revenues
Premiums	$581	$547	$508	$525	$501	$1,762	$1,534
Universal life and investment-type product policy fees	127	113	102	114	106	353	322
Net investment income	109	100	83	84	82	328	249
Other revenues	22	11	10	19	11	49	40
Total operating revenues	839	771	703	742	700	2,492	2,145

Operating expenses
Policyholder benefits and claims and policyholder dividends	252	269	239	265	233	784	737
Interest credited to policyholder account balances	43	36	30	34	27	112	91
Capitalization of DAC	(165)	(169)	(133)	(132)	(107)	(511)	(372)
Amortization of DAC and VOBA	152	137	128	133	127	476	388
Amortization of negative VOBA	(7)	(9)	(4)	(4)	(5)	(22)	(13)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	463	463	362	389	352	1,383	1,103
Total operating expenses	738	727	622	685	627	2,222	1,934

Operating earnings before provision for income tax	101	44	81	57	73	270	211
Provision for income tax expense (benefit)	23	(20)	11	7	7	49	25
Operating earnings	78	64	70	50	66	221	186
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$78	$64	$70	$50	$66	$221	$186

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$78	$64	$70	$50	$66	$221	$186
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(9)	(1)	3	5	14	(16)	22
Net derivative gains (losses)	16	11	1	13	7	103	21
Premiums	19	6	-	-	-	40	-
Universal life and investment-type product policy fees	1	3	(2)	-	(2)	8	(4)
Net investment income	219	231	531	(249)	(513)	579	(231)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(8)	(3)	-	-	-	(18)	-
Interest credited to policyholder account balances	(213)	(226)	(513)	237	499	(553)	223
Capitalization of DAC	-	-	-	-	-	1	-
Amortization of DAC and VOBA	(3)	(3)	2	-	2	(10)	4
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(14)	(3)	1	-	-	(16)	1
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(9)	(28)	(26)	7	12	(60)	(7)
Income (loss) from continuing operations, net of income tax	77	51	67	63	85	279	215
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	77	51	67	63	85	279	215
Less: Net income (loss) attributable to noncontrolling interests	1	(1)	2	(1)	3	2	4
Net income (loss) attributable to MetLife, Inc.	76	52	65	64	82	277	211
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$76	$52	$65	$64	$82	$277	$211

Total Operating Premiums, Fees and Other Revenues	$730	$671	$620	$658	$618	$2,164	$1,896

EMEA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Direct and allocated expenses	$192	$211	$158	$178	$190
Pension and post-retirement benefit costs	5	(5)	2	1	2
Premium taxes, other taxes, and licenses & fees	5	4	3	2	4
Total fixed operating expenses	$202	$210	$163	$181	$196

Commissions and other variable expenses	261	253	199	208	156

Total other expenses	$463	$463	$362	$389	$352

Total other expenses on a constant currency basis (1)	$399	$424	$358	$385	$352

SALES ON A CONSTANT CURRENCY BASIS (1), (2)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Total sales	$244	$264	$266	$251	$225

(1)          Calculated using the average foreign currency exchange rates for the current period and are applied to the prior periods presented. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates for the current period.

(2)          Statistical sales information is calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Operating revenues
Premiums	$23	$16	$10	$26	$18	$65	$54
Universal life and investment-type product policy fees	29	31	23	26	26	96	75
Net investment income	125	102	109	129	12	407	250
Other revenues	13	28	20	19	23	39	62
Total operating revenues	190	177	162	200	79	607	441

Operating expenses
Policyholder benefits and claims and policyholder dividends	15	4	12	8	20	57	40
Interest credited to policyholder account balances	8	8	6	8	5	26	19
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	1	-	-	1
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	291	287	297	306	294	880	897
Other expenses (1)	133	379	145	174	492	470	811
Total operating expenses	447	678	460	497	811	1,433	1,768

Operating earnings before provision for income tax	(257)	(501)	(298)	(297)	(732)	(826)	(1,327)
Provision for income tax expense (benefit) (1)	(181)	(243)	(188)	(175)	224	(454)	(139)
Operating earnings	(76)	(258)	(110)	(122)	(956)	(372)	(1,188)
Preferred stock dividends	30	31	30	31	6	91	67
Operating earnings available to common shareholders	$(106)	$(289)	$(140)	$(153)	$(962)	$(463)	$(1,255)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(76)	$(258)	$(110)	$(122)	$(956)	$(372)	$(1,188)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(194)	12	(59)	(181)	(186)	(256)	(426)
Net derivative gains (losses)	186	274	225	(426)	375	80	174
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	4	7	4	4	4	30	12
Other revenues	-	18	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(3)	(4)	(1)	(1)	(8)	(34)	(10)
Other expenses	(31)	(59)	(9)	(7)	(21)	(56)	(37)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(22)	(95)	(61)	206	(52)	30	93
Income (loss) from continuing operations, net of income tax	(136)	(105)	(11)	(527)	(844)	(578)	(1,382)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(136)	(105)	(11)	(527)	(844)	(578)	(1,382)
Less: Net income (loss) attributable to noncontrolling interests	(8)	1	-	1	(9)	(7)	(8)
Net income (loss) attributable to MetLife, Inc.	(128)	(106)	(11)	(528)	(835)	(571)	(1,374)
Less: Preferred stock dividends	30	31	30	31	6	91	67
Preferred stock repurchase premium	-	-	-	42	-	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$(158)	$(137)	$(41)	$(601)	$(841)	$(662)	$(1,483)

Total Operating Premiums, Fees and Other Revenues	$65	$75	$53	$71	$67	$200	$191

(1)         The three months and year-to-date periods ended September 30, 2015 include a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other expenses. See notable items on pages A-2 and A-3.

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Other business activities	$21	$24	$12	$12	$5	$56	$29
Other net investment income	88	66	71	83	16	271	170
Interest expense on debt	(189)	(187)	(193)	(199)	(191)	(572)	(583)
Preferred stock dividends	(30)	(31)	(30)	(31)	(6)	(91)	(67)
Acquisition costs	-	-	-	-	-	(5)	-
Corporate initiatives and projects	(43)	(69)	(39)	(58)	(45)	(114)	(142)
Incremental tax benefit (expense)	91	68	84	71	(480)	164	(325)
Other	(44)	(160)	(45)	(31)	(261)	(172)	(337)
Operating earnings available to common shareholders	$(106)	$(289)	$(140)	$(153)	$(962)	$(463)	$(1,255)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Fixed Maturity Securities
Yield (1)	4.73%	4.84%	4.64%	4.79%	4.55%
Investment income (2), (3), (4)	$3,704	$3,761	$3,569	$3,665	$3,467
Investment gains (losses) (3)	153	246	133	115	88
Ending carrying value (2), (3)	369,432	366,783	367,640	352,610	352,856
Mortgage Loans
Yield (1)	5.44%	5.03%	4.80%	5.10%	4.95%
Investment income (3), (4)	774	737	730	801	785
Investment gains (losses) (3)	(30)	(11)	(43)	(9)	(26)
Ending carrying value (3)	57,725	59,838	62,137	63,744	63,349
Real Estate and Real Estate Joint Ventures
Yield (1)	3.69%	3.03%	3.10%	7.40%	3.99%
Investment income (3)	94	79	81	189	101
Investment gains (losses) (3)	86	72	27	(33)	263
Ending carrying value	10,393	10,525	10,310	10,207	9,923
Policy Loans
Yield (1)	5.37%	5.36%	5.24%	5.22%	5.09%
Investment income	158	156	152	151	147
Ending carrying value	11,756	11,618	11,606	11,575	11,549
Equity Securities
Yield (1)	3.95%	4.64%	4.01%	4.58%	4.66%
Investment income	31	35	31	35	36
Investment gains (losses)	14	1	8	8	7
Ending carrying value	3,689	3,631	3,713	3,677	3,399
Other Limited Partnership Interests
Yield (1)	14.77%	9.76%	10.62%	12.38%	10.82%
Investment income	299	199	215	250	216
Investment gains (losses)	(14)	(26)	16	(9)	(59)
Ending carrying value	8,214	8,085	8,074	8,099	7,901
Cash and Short-term Investments
Yield (1)	1.06%	1.02%	1.00%	1.05%	0.74%
Investment income	40	37	33	33	23
Investment gains (losses)	-	12	6	(12)	-
Ending carrying value	21,023	19,429	22,257	22,668	25,173
Other Invested Assets (1)
Investment income	233	253	327	223	225
Investment gains (losses) (3)	(18)	(96)	18	(19)	15
Ending carrying value	17,905	21,283	23,763	20,409	23,356
Total Investments
Investment income yield (1)	5.03%	4.97%	4.89%	5.08%	4.76%
Investment fees and expenses yield	(0.13)%	(0.14)%	(0.15)%	(0.15)%	(0.14)%
Net Investment Income Yield (1), (3), (5)	4.90%	4.83%	4.74%	4.93%	4.62%
Investment income	$5,333	$5,257	$5,138	$5,347	$5,000
Investment fees and expenses	(137)	(144)	(156)	(162)	(151)
Net investment income including Divested businesses	5,196	5,113	4,982	5,185	4,849
Less: Net investment income from Divested businesses (5)	3	2	-	-	-
Net Investment Income (3)	$5,193	$5,111	$4,982	$5,185	$4,849
Ending Carrying Value (3)	$500,137	$501,192	$509,500	$492,989	$497,506
Investment portfolio gains (losses) including Divested businesses	$191	$198	$165	$41	$288
Less: Investment portfolio gains (losses) from Divested businesses (5)	2	-	-	-	-
Investment Portfolio Gains (Losses) (3), (5)	$189	$198	$165	$41	$288
Gross investment gains	$419	$559	$445	$419	$708
Gross investment losses	(167)	(237)	(236)	(261)	(366)
Writedowns	(63)	(124)	(44)	(117)	(54)
Investment Portfolio Gains (Losses) (3), (5)	189	198	165	41	288
Investment portfolio gains (losses) income tax (expense) benefit	(104)	(69)	(52)	103	(53)
Investment Portfolio Gains (Losses), Net of Income Tax	$85	$129	$113	$144	$235

Derivative Gains (Losses) including Divested businesses	$306	$(18)	$611	$(1,103)	$279
Less: Derivative gains (losses) from Divested businesses (5)	-	-	-	-	-
Derivative gains (losses) (3), (5)	306	(18)	611	(1,103)	279
Derivative gains (losses) income tax (expense) benefit	(119)	(22)	(217)	382	(110)
Derivative Gains (Losses), Net of Income Tax	$187	$(40)	$394	$(721)	$169

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”) and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,362 million, $1,358 million, $1,365 million, $1,257 million and $1,278 million in ending carrying value, and $14 million, $8 million, $37 million, $2 million and $(35) million of investment income related to fair value option and trading securities at or for the three months ended September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,866 million, $15,316 million, $15,091 million, $15,189 million and $14,069 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $18 million, $15 million, $15 million, $14 million and $14 million and mortgage loans of $313 million, $280 million, $272 million, $266 million and $204 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Investment portfolio gains (losses) including Divested businesses - in above yield table	$189	$198	$165	$41	$288
Real estate discontinued operations	-	-	-	-	-
Operating joint venture adjustments	-	-	(1)	4	3
Net investment gains (losses) related to CSEs	3	(1)	(2)	2	(3)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(83)	33	124	(180)	94
Net investment gains (losses) - GAAP basis	$109	$230	$286	$(133)	$382

	For the Three Months Ended
	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Derivative gains (losses) including Divested businesses - in above yield table	$306	$(18)	$611	$(1,103)	$279
Investment hedge adjustments (5)	169	192	200	180	194
Operating joint venture adjustments	(1)	3	-	-	-
Settlement of foreign currency earnings hedges	-	5	8	9	11
PAB hedge adjustments	4	3	2	2	1
Net derivative gains (losses) - GAAP basis	$478	$185	$821	$(912)	$485

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses for the three months ended September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, excludes $0, $0, $0, $0 and $0, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Fixed Maturity Securities
Yield (1)	4.80%	4.81%	4.64%	4.72%	4.66%
Investment income (2), (3), (4)	$11,185	$14,946	$3,569	$7,234	$10,701
Investment gains (losses) (3)	302	548	133	248	336
Ending carrying value (2), (3)	369,432	366,783	367,640	352,610	352,856
Mortgage Loans
Yield (1)	5.19%	5.15%	4.80%	4.95%	4.95%
Investment income (3), (4)	2,191	2,928	730	1,531	2,316
Investment gains (losses) (3)	(25)	(36)	(43)	(52)	(78)
Ending carrying value (3)	57,725	59,838	62,137	63,744	63,349
Real Estate and Real Estate Joint Ventures
Yield (1)	3.88%	3.67%	3.10%	5.23%	4.83%
Investment income (3)	297	376	81	270	371
Investment gains (losses) (3)	145	217	27	(6)	257
Ending carrying value	10,393	10,525	10,310	10,207	9,923
Policy Loans
Yield (1)	5.36%	5.36%	5.24%	5.23%	5.18%
Investment income	473	629	152	303	450
Ending carrying value	11,756	11,618	11,606	11,575	11,549
Equity Securities
Yield (1)	4.18%	4.30%	4.01%	4.30%	4.42%
Investment income	98	133	31	66	102
Investment gains (losses)	64	65	8	16	23
Ending carrying value	3,689	3,631	3,713	3,677	3,399
Other Limited Partnership Interests
Yield (1)	14.14%	13.01%	10.62%	11.50%	11.27%
Investment income	834	1,033	215	465	681
Investment gains (losses)	(52)	(78)	16	7	(52)
Ending carrying value	8,214	8,085	8,074	8,099	7,901
Cash and Short-term Investments
Yield (1)	1.09%	1.07%	1.00%	1.02%	0.93%
Investment income	124	161	33	66	89
Investment gains (losses)	(1)	11	6	(6)	(6)
Ending carrying value	21,023	19,429	22,257	22,668	25,173
Other Invested Assets (1)
Investment income	653	906	327	550	775
Investment gains (losses) (3)	(24)	(120)	18	(1)	14
Ending carrying value	17,905	21,283	23,763	20,409	23,356
Total Investments
Investment income yield (1)	5.02%	5.01%	4.89%	4.99%	4.91%
Investment fees and expenses yield	(0.13)%	(0.13)%	(0.15)%	(0.15)%	(0.15)%
Net Investment Income Yield (1), (3), (5)	4.89%	4.88%	4.74%	4.84%	4.76%
Investment income	$15,855	$21,112	$5,138	$10,485	$15,485
Investment fees and expenses	(412)	(556)	(156)	(318)	(469)
Net investment income including Divested businesses	15,443	20,556	4,982	10,167	15,016
Less: Net investment income from Divested businesses (5)	70	72	-	-	-
Net Investment Income (3)	$15,373	$20,484	$4,982	$10,167	$15,016
Ending Carrying Value (3)	$500,137	$501,192	$509,500	$492,989	$497,506
Investment portfolio gains (losses) including Divested businesses	$409	$607	$165	$206	$494
Less: Investment portfolio gains (losses) from Divested businesses (5)	2	2	-	-	-
Investment Portfolio Gains (Losses) (3), (5)	$407	$605	$165	$206	$494
Gross investment gains	$1,130	$1,689	$445	$864	$1,572
Gross investment losses	(552)	(789)	(236)	(497)	(863)
Writedowns	(171)	(295)	(44)	(161)	(215)
Investment Portfolio Gains (Losses) (3), (5)	407	605	165	206	494
Investment portfolio gains (losses) income tax (expense) benefit	(191)	(260)	(52)	51	(2)
Investment Portfolio Gains (Losses), Net of Income Tax	$216	$345	$113	$257	$492

Derivative Gains (Losses) including Divested businesses	$593	$575	$611	$(492)	$(213)
Less: Derivative gains (losses) from Divested businesses (5)	80	80	-	-	-
Derivative gains (losses) (3), (5)	513	495	611	(492)	(213)
Derivative gains (losses) income tax (expense) benefit	(177)	(199)	(217)	165	55
Derivative Gains (Losses), Net of Income Tax	$336	$296	$394	$(327)	$(158)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,362 million, $1,358 million, $1,365 million, $1,257 million and $1,278 million in ending carrying value, and $95 million, $103 million, $37 million, $39 million and $4 million of investment income related to fair value option and trading securities at or for the year-to-date period ended September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,866 million, $15,316 million, $15,091 million, $15,189 million and $14,069 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $18 million, $15 million, $15 million, $14 million and $14 million and mortgage loans of $313 million, $280 million, $272 million, $266 million and $204 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Investment portfolio gains (losses) including Divested businesses - in above yield table	$407	$605	$165	$206	$494
Real estate discontinued operations	5	5	-	-	-
Operating joint venture adjustments	-	-	(1)	3	6
Net investment gains (losses) related to certain CSEs	6	5	(2)	-	(3)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(845)	(812)	124	(56)	38
Net investment gains (losses) - GAAP basis	$(427)	$(197)	$286	$153	$535

	For the Year-to-Date Period Ended
	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Derivative gains (losses) including Divested businesses - in above yield table	$593	$575	$611	$(492)	$(213)
Investment hedge adjustments (5)	513	705	200	380	574
Operating joint venture adjustments	(2)	1	-	-	-
Settlement of foreign currency earnings hedges	17	22	8	17	28
PAB hedge adjustments	11	14	2	4	5
Net derivative gains (losses) - GAAP basis	$1,132	$1,317	$821	$(91)	$394

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses at or for the year-to-date period ended September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, excludes $1 million, $1 million, $0, $0 and $0, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	September 30, 2014		December 31, 2014		March 31, 2015		June 30, 2015		September 30, 2015
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$1,502	87.1%	$1,557	78.3%	$1,683	76.2%	$3,044	86.8%	$3,510	80.3%
20% or more for less than six months	68	4.0%	289	14.5%	384	17.4%	190	5.4%	569	13.0%
20% or more for six months or greater	154	8.9%	143	7.2%	141	6.4%	275	7.8%	295	6.7%
Total Gross Unrealized Losses	$1,724	100.0%	$1,989	100.0%	$2,208	100.0%	$3,509	100.0%	$4,374	100.0%

Total Gross Unrealized Gains	$28,596		$32,634		$35,574		$26,029		$26,749

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	September 30, 2014		December 31, 2014		March 31, 2015		June 30, 2015		September 30, 2015
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$16	40.0%	$16	23.9%	$20	29.0%	$29	39.7%	$28	19.1%
20% or more for less than six months	-	- %	24	35.8%	20	29.0%	11	15.1%	84	57.1%
20% or more for six months or greater	24	60.0%	27	40.3%	29	42.0%	33	45.2%	35	23.8%
Total Gross Unrealized Losses	$40	100.0%	$67	100.0%	$69	100.0%	$73	100.0%	$147	100.0%

Total Gross Unrealized Gains	$618		$622		$649		$633		$450

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		September 30, 2014		December 31, 2014		March 31, 2015		June 30, 2015		September 30, 2015
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$107,974	29.3%	$105,954	29.0%	$106,335	29.0%	$101,146	28.8%	$100,957	28.7%
U.S. Treasury and agency securities		56,862	15.5%	61,516	16.8%	60,472	16.5%	57,538	16.4%	59,671	17.0%
Foreign corporate securities		61,877	16.8%	61,675	16.9%	60,494	16.5%	59,098	16.8%	58,404	16.6%
Foreign government securities		56,396	15.3%	52,666	14.4%	52,361	14.3%	51,057	14.5%	50,523	14.4%
Residential mortgage-backed securities		40,619	11.1%	39,846	10.9%	43,784	12.0%	41,518	11.8%	40,050	11.4%
State and political subdivision securities		14,840	4.0%	15,187	4.2%	15,710	4.3%	15,164	4.3%	15,479	4.4%
Asset-backed securities		14,853	4.0%	14,249	3.9%	13,808	3.8%	13,990	4.0%	14,132	4.0%
Commercial mortgage-backed securities		14,649	4.0%	14,332	3.9%	13,311	3.6%	11,842	3.4%	12,362	3.5%
Total Fixed Maturity Securities Available-For-Sale		$368,070	100.0%	$365,425	100.0%	$366,275	100.0%	$351,353	100.0%	$351,578	100.0%

NAIC	RATING AGENCY
DESIGNATION	RATING
1	Aaa / Aa / A	$257,120	69.9%	$257,083	70.4%	$258,707	70.6%	$248,764	70.8%	$250,047	71.1%
2	Baa	85,685	23.3%	83,408	22.8%	82,394	22.5%	79,669	22.7%	79,358	22.6%
3	Ba	15,045	4.1%	15,145	4.1%	16,314	4.5%	15,621	4.4%	15,306	4.4%
4	B	8,589	2.3%	8,385	2.3%	7,457	2.0%	5,955	1.7%	5,407	1.5%
5	Caa and lower	1,535	0.4%	1,340	0.4%	1,325	0.4%	1,260	0.4%	1,383	0.4%
6	In or near default	96	- %	64	- %	78	- %	84	- %	77	- %
Total Fixed Maturity Securities Available-For-Sale (1)		$368,070	100.0%	$365,425	100.0%	$366,275	100.0%	$351,353	100.0%	$351,578	100.0%

(1)          Amounts presented are based on rating agency ratings and equivalent designations of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed designation is used until a final designation becomes available. These revised NAIC designations may not correspond to the rating agency ratings. The rating agency ratings are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
Unaudited (In millions)		September 30, 2014		December 31, 2014		March 31, 2015		June 30, 2015		September 30, 2015

Traditional (2), (3)		$9,273		$9,558		$9,458		$9,590		$9,325
Real estate joint ventures and funds		691		647		595		577		553
Subtotal		9,964		10,205		10,053		10,167		9,878
Foreclosed		429		320		257		40		45
Total Real Estate and Real Estate Joint Ventures		$10,393		$10,525		$10,310		$10,207		$9,923

(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
Unaudited (In millions)	September 30, 2014		December 31, 2014		March 31, 2015		June 30, 2015		September 30, 2015

Commercial mortgage loans	$40,540		$41,088		$42,164		$42,953		$41,619
Agricultural mortgage loans	11,929		12,378		12,333		12,498		12,771
Residential mortgage loans	5,563		6,677		7,955		8,618		9,270
Total Mortgage Loans	58,032		60,143		62,452		64,069		63,660
Valuation allowances	(307)		(305)		(315)		(325)		(311)
Total Mortgage Loans, net	$57,725		$59,838		$62,137		$63,744		$63,349
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 31, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	September 30, 2014		December 31, 2014		March 31, 2015		June 30, 2015		September 30, 2015
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,815	21.7%	$8,620	21.0%	$9,197	21.8%	$9,221	21.5%	$9,208	22.1%
Middle Atlantic	7,582	18.7%	7,689	18.7%	7,617	18.1%	7,864	18.3%	7,743	18.6%
International	6,636	16.4%	7,251	17.7%	7,630	18.1%	7,222	16.8%	7,548	18.1%
South Atlantic	6,705	16.5%	6,384	15.5%	6,249	14.8%	6,355	14.8%	5,858	14.1%
West South Central	3,763	9.3%	3,990	9.7%	3,939	9.3%	4,404	10.3%	4,289	10.3%
East North Central	2,589	6.4%	2,430	5.9%	2,520	6.0%	2,260	5.3%	2,127	5.1%
New England	1,197	3.0%	1,155	2.8%	1,151	2.7%	1,352	3.1%	1,350	3.2%
Mountain	933	2.3%	932	2.3%	1,169	2.8%	1,168	2.7%	1,118	2.7%
East South Central	384	0.9%	424	1.0%	423	1.0%	390	0.9%	408	1.0%
West North Central	142	0.4%	140	0.3%	138	0.3%	150	0.3%	234	0.6%
Multi-Region and Other	1,794	4.4%	2,073	5.1%	2,131	5.1%	2,567	6.0%	1,736	4.2%
Total	$40,540	100.0%	$41,088	100.0%	$42,164	100.0%	$42,953	100.0%	$41,619	100.0%

Office	$21,160	52.2%	$21,400	52.1%	$21,094	50.0%	$21,334	49.7%	$19,951	47.9%
Retail	9,263	22.8%	9,389	22.9%	9,543	22.6%	9,982	23.2%	10,002	24.0%
Apartment	3,392	8.4%	3,786	9.2%	4,696	11.2%	4,806	11.2%	4,865	11.7%
Hotel	4,317	10.6%	4,196	10.2%	4,483	10.6%	4,431	10.3%	4,456	10.7%
Industrial	2,178	5.4%	2,133	5.2%	2,157	5.1%	2,205	5.1%	2,191	5.3%
Other	230	0.6%	184	0.4%	191	0.5%	195	0.5%	154	0.4%
Total	$40,540	100.0%	$41,088	100.0%	$42,164	100.0%	$42,953	100.0%	$41,619	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,855	$1,614	$1,668	$1,796	$711	$5,068	$4,175
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	109	230	286	(133)	382	(427)	535
Net derivative gains (losses)	478	185	821	(912)	485	1,132	394
Premiums - Divested businesses	18	5	-	(1)	(1)	40	(2)
Universal life and investment-type product policy fees
Unearned revenue adjustments	8	6	4	3	1	14	8
GMIB fees	96	96	94	95	96	282	285
Divested businesses	2	1	2	1	2	6	5
Net investment income
Investment hedge adjustments	(169)	(192)	(200)	(180)	(194)	(512)	(574)
Income from discontinued real estate operations	-	-	-	-	-	(1)	-
Operating joint venture adjustments	1	(3)	1	(4)	(3)	2	(6)
Unit-linked contract income	379	527	677	(55)	(701)	739	(79)
Securitization entities income	3	4	1	1	8	34	10
Divested businesses	3	2	-	-	-	69	-
Other revenues
Settlement of foreign currency earnings hedges	-	(5)	(8)	(9)	(11)	(17)	(28)
Divested businesses	-	18	-	-	-	1	-
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	6	17	(10)	(13)	-	(6)
Inflation and pass through adjustments	93	(104)	(3)	25	(23)	(156)	(1)
GMIB costs	(34)	(134)	(112)	(150)	149	(366)	(113)
Market value adjustments	(54)	(85)	(51)	(45)	(21)	(97)	(117)
Divested businesses	(10)	(3)	-	-	-	(61)	-
Interest credited to policyholder account balances
PAB hedge adjustments	(4)	(3)	(2)	(2)	(1)	(11)	(5)
Unit-linked contract costs	(387)	(534)	(662)	46	685	(732)	69
Divested businesses	-	(2)	-	-	-	-	-
Capitalization of DAC - Divested businesses	-	-	-	-	-	1	-
Amortization of DAC and VOBA
Related to NIGL and NDGL	27	(4)	(112)	104	(28)	(37)	(36)
Related to GMIB fees and GMIB costs	(81)	(1)	40	-	(132)	(62)	(92)
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	(1)	-	-	-	-	(1)	-
Amortization of negative VOBA
Related to market value adjustments	11	11	10	9	8	35	27
Divested businesses	-	-	-	-	-	-	-
Interest expense on debt
Securitization entities debt expense	(3)	(4)	(1)	(1)	(8)	(34)	(10)
Divested businesses	-	-	-	-	-	-	-
Other expenses
Noncontrolling interest	(3)	12	5	7	(11)	21	1
Regulatory implementation costs	-	(1)	(1)	(1)	-	(2)	(2)
Acquisition & integration costs	(17)	(24)	(8)	(7)	(6)	(31)	(21)
Divested businesses	(24)	(42)	(1)	(3)	(2)	(47)	(6)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(202)	(49)	(302)	545	(174)	(38)	69
Income (loss) from continuing operations, net of income tax	2,094	1,527	2,163	1,119	1,198	4,812	4,480
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(3)	-
Net income (loss)	2,094	1,527	2,163	1,119	1,198	4,809	4,480
Less: Net income (loss) attributable to noncontrolling interests	-	6	5	4	(5)	21	4
Net income (loss) attributable to MetLife, Inc.	2,094	1,521	2,158	1,115	1,203	4,788	4,476
Less: Preferred stock dividends	30	31	30	31	6	91	67
Preferred stock repurchase premium	-	-	-	42	-	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,064	$1,490	$2,128	$1,042	$1,197	$4,697	$4,367
(1) The year-to-date period ended September 30, 2014 includes a pre-tax net investment loss of $633 million related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015
Variable investment income, as compared to plan	$62	$-	$-	$-	$(37)	$136	$(37)
Catastrophe experience and prior year development, net	38	16	(16)	-	21	17	5
Actuarial assumption review and other insurance adjustments	16	5	-	-	(92)	72	(92)
Litigation reserves & settlement costs	-	(117)	-	-	-	(57)	-
Tax adjustments	(9)	27	-	61	(720)	(9)	(659)
Total notable items	$107	$(69)	$(16)	$61	$(828)	$159	$(783)

RETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015
Variable investment income, as compared to plan	$25	$-	$-	$-	$(6)	$42	$(6)
Catastrophe experience and prior year development, net	23	6	(3)	(2)	13	3	8
Actuarial assumption review and other insurance adjustments	19	(9)	-	-	(107)	75	(107)
Tax adjustments	38	-	-	-	13	38	13
Total notable items	$105	$(3)	$(3)	$(2)	$(87)	$158	$(92)

RETAIL - LIFE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015
Variable investment income, as compared to plan	$17	$-	$-	$-	$(4)	$20	$(4)
Catastrophe experience and prior year development, net	23	6	(3)	(2)	13	3	8
Actuarial assumption review and other insurance adjustments	37	(9)	-	-	(69)	93	(69)
Tax adjustments	5	-	-	-	(1)	5	(1)
Total notable items	$82	$(3)	$(3)	$(2)	$(61)	$121	$(66)

RETAIL - ANNUITIES
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015
Variable investment income, as compared to plan	$8	$-	$-	$-	$(2)	$22	$(2)
Actuarial assumption review and other insurance adjustments	(18)	-	-	-	(38)	(18)	(38)
Tax adjustments	33	-	-	-	14	33	14
Total notable items	$23	$-	$-	$-	$(26)	$37	$(26)

GROUP, VOLUNTARY & WORKSITE BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015
Variable investment income, as compared to plan	$8	$-	$-	$-	$11	$8	$11
Catastrophe experience and prior year development, net	15	10	(12)	2	8	14	(2)
Actuarial assumption review and other insurance adjustments	-	(9)	-	-	-	-	-
Total notable items	$23	$1	$(12)	$2	$19	$22	$9
(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1) CORPORATE BENEFIT FUNDING
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015
Variable investment income, as compared to plan	$33	$-	$-	$-	$12	$69	$12
Tax adjustments	-	-	-	-	(1)	-	(1)
Total notable items	$33	$-	$-	$-	$11	$69	$11

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015
Variable investment income, as compared to plan	$-	$-	$-	$-	$(2)	$-	$(2)
Catastrophe experience and prior year development, net	-	-	(1)	-	-	-	(1)
Tax adjustments	(41)	13	-	-	60	(41)	60
Total notable items	$(41)	$13	$(1)	$-	$58	$(41)	$57

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015
Variable investment income, as compared to plan	$3	$-	$-	$-	$(10)	$3	$(10)
Actuarial assumption review and other insurance adjustments	(13)	23	-	-	9	(13)	9
Tax adjustments	-	-	-	61	-	-	61
Total notable items	$(10)	$23	$-	$61	$(1)	$(10)	$60

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015
Actuarial assumption review and other insurance adjustments	$10	$-	$-	$-	$6	$10	$6
Tax adjustments	-	14	-	-	-	-	-
Total notable items	$10	$14	$-	$-	$6	$10	$6

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015
Variable investment income, as compared to plan	$(7)	$-	$-	$-	$(42)	$14	$(42)
Litigation reserves & settlement costs	-	(117)	-	-	-	(57)	-
Tax adjustments	(6)	-	-	-	(792)	(6)	(792)
Total notable items	$(13)	$(117)	$-	$-	$(834)	$(49)	$(834)

(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Total MetLife, Inc.’s stockholders’ equity	$70,805	$72,053	$73,770	$69,377	$70,503
Less: Preferred stock	2,043	2,043	2,043	2,066	2,066
MetLife, Inc.’s common stockholders’ equity	68,762	70,010	71,727	67,311	68,437
Less: Net unrealized investment gains (losses), net of income tax	14,689	16,235	17,761	12,863	13,634
Defined benefit plans adjustment, net of income tax	(1,537)	(2,283)	(2,246)	(2,206)	(2,169)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	55,610	56,058	56,212	56,654	56,972
Less: Goodwill, net of income tax	10,127	9,759	9,592	9,508	9,398
VODA and VOCRA, net of income tax	780	620	576	546	522
Total MetLife, Inc.’s tangible common stockholders’ equity (excludes AOCI other than FCTA)	$44,703	$45,679	$46,044	$46,600	$47,052

Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

Book value per common share (1)	$61.44	$61.85	$64.37	$60.27	$61.39
Less: Net unrealized investment gains (losses), net of income tax	13.12	14.34	15.94	11.52	12.23
Defined benefit plans adjustment, net of income tax	(1.37)	(2.02)	(2.02)	(1.98)	(1.95)
Book value per common share, excluding AOCI other than FCTA (1)	49.69	49.53	50.45	50.73	51.11
Less: Goodwill, net of income tax	9.04	8.62	8.61	8.51	8.43
VODA and VOCRA, net of income tax	0.70	0.55	0.52	0.49	0.47
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$39.95	$40.36	$41.32	$41.73	$42.21

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2014

Operating return on MetLife, Inc.’s:
Common stockholders’ equity	10.7%	9.1%	9.2%	10.2%	4.2%	10.0%
Common stockholders’ equity, excluding AOCI other than FCTA	13.2%	11.3%	11.7%	12.5%	5.0%	12.0%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	16.7%	14.1%	14.4%	15.3%	6.1%	15.2%

Return on MetLife, Inc.’s:
Common stockholders’ equity	12.1%	8.6%	12.0%	6.0%	7.1%	9.4%
Common stockholders’ equity, excluding AOCI other than FCTA	15.0%	10.7%	15.2%	7.4%	8.4%	11.3%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	18.8%	13.3%	18.7%	9.1%	10.3%	14.3%

Average common stockholders’ equity	$68,155	$69,386	$70,869	$69,519	$67,874	$65,909
Average common stockholders’ equity, excluding AOCI other than FCTA	$55,181	$55,834	$56,135	$56,433	$56,813	$54,565
Average tangible common stockholders’ equity (excludes AOCI other than FCTA)	$44,146	$45,191	$45,862	$46,322	$46,826	$43,569

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results.

(3)          Operating earnings available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015 of $13 million, $13 million, $12 million, $12 million and $12 million, respectively, and for the year ended December 31, 2014 of $53 million.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2) OPERATING RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
AMERICAS
RETAIL
Life & Other	16.6%	15.1%	9.0%	12.3%	8.1%
Annuities	14.2%	13.0%	14.4%	13.2%	10.9%
GROUP, VOLUNTARY & WORKSITE BENEFITS	16.7%	16.5%	14.2%	14.4%	14.8%
CORPORATE BENEFIT FUNDING	21.5%	19.6%	19.1%	21.0%	16.9%
LATIN AMERICA	13.5%	16.8%	15.1%	13.3%	20.2%
AMERICAS	16.5%	15.7%	14.1%	14.8%	12.9%
ASIA	10.6%	11.6%	11.4%	14.8%	11.7%
EMEA	9.0%	7.4%	8.4%	6.0%	7.9%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (3):
	For the Three Months Ended
Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
AMERICAS	18.8%	17.9%	15.9%	16.6%	14.6%
ASIA	18.3%	20.1%	19.6%	25.4%	20.2%
EMEA	17.2%	14.2%	15.4%	11.2%	14.6%

RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
AMERICAS
RETAIL
Life & Other	19.5%	15.7%	12.6%	8.4%	9.5%
Annuities	16.2%	8.4%	15.8%	12.8%	4.7%
GROUP, VOLUNTARY & WORKSITE BENEFITS	19.3%	23.7%	20.9%	2.4%	24.0%
CORPORATE BENEFIT FUNDING	27.7%	25.4%	27.4%	15.9%	24.6%
LATIN AMERICA	12.9%	9.5%	13.2%	9.5%	8.5%
AMERICAS	19.4%	15.9%	18.0%	10.4%	13.3%
ASIA	11.4%	3.1%	12.1%	19.6%	22.9%
EMEA	8.7%	6.0%	7.8%	7.7%	9.8%

RETURN ON ALLOCATED TANGIBLE EQUITY (3):
	For the Three Months Ended
Unaudited	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
AMERICAS	22.1%	18.1%	20.2%	11.7%	15.0%
ASIA	19.7%	5.4%	20.8%	33.7%	39.3%
EMEA	16.7%	11.7%	14.4%	14.2%	18.0%

(1)          Annualized using quarter-to-date results.

(2)          Allocated equity is defined as the portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI, other than FCTA. Allocated equity and allocated tangible equity are presented below:

		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2014	2015	2014	2015
AMERICAS
RETAIL
Life & Other		$8,802	$9,006
Annuities		11,815	12,469
GROUP, VOLUNTARY & WORKSITE BENEFITS		5,758	6,420
CORPORATE BENEFIT FUNDING		7,350	7,729
LATIN AMERICA		3,625	3,480
AMERICAS		$37,350	$39,104	$33,009	$34,900
ASIA		$11,695	$11,509	$6,787	$6,708
EMEA		$3,481	$3,332	$1,888	$1,865

(3)          Operating earnings available to common shareholders used to calculate the operating return on allocated tangible equity and net income (loss) available to MetLife, Inc.’s common shareholders used to calculate the return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
AMERICAS	$9	$9	$9	$8	$8
ASIA	$1	$1	$1	$1	$1
EMEA	$3	$3	$2	$2	$2

APPENDIX

METLIFE

OPERATING PREMIUMS, FEES AND OTHER REVENUES AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

OPERATING PREMIUMS, FEES AND OTHER REVENUES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

RETAIL (1)	$3,455	$3,409	$3,236	$3,262	$3,276
GROUP, VOLUNTARY & WORKSITE BENEFITS (1)	4,293	4,213	4,418	4,401	4,393
CORPORATE BENEFIT FUNDING (1)	582	1,456	543	455	1,680
LATAM (2)	937	894	908	1,013	940
ASIA (2)	2,085	2,058	2,089	2,167	2,144
EMEA (2)	623	616	613	649	618
CORPORATE & OTHER (1)	65	75	53	71	67
METLIFE TOTAL	$12,040	$12,721	$11,860	$12,018	$13,118

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015

RETAIL (1)	$785	$718	$653	$690	$523
GROUP, VOLUNTARY & WORKSITE BENEFITS (1)	241	238	228	231	238
CORPORATE BENEFIT FUNDING (1)	395	360	369	406	326
LATAM (2)	88	126	114	104	176
ASIA (2)	268	317	316	415	338
EMEA (2)	58	56	68	48	66
CORPORATE & OTHER (1)	(106)	(289)	(140)	(153)	(962)
METLIFE TOTAL	$1,729	$1,526	$1,608	$1,741	$705

(1)          Amounts on a reported basis, as constant currency impact is not significant.

(2)          Calculated using the average foreign currency exchange rates for the current period and are applied to the prior periods presented. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates for the current period.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Operating revenues
Premiums	$855	$861	$845	$856	$867	$2,518	$2,568
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	44	44	41	42	39	125	122
Other revenues	4	6	5	6	5	13	16
Total operating revenues	903	911	891	904	911	2,656	2,706

Operating expenses
Policyholder benefits and claims and policyholder dividends	527	541	584	626	593	1,742	1,803
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(108)	(101)	(96)	(105)	(113)	(309)	(314)
Amortization of DAC and VOBA	102	105	101	101	104	299	306
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	230	230	220	232	240	687	692
Total operating expenses	751	775	809	854	824	2,419	2,487

Operating earnings before provision for income tax	152	136	82	50	87	237	219
Provision for income tax expense (benefit)	39	35	17	3	20	43	40
Operating earnings	113	101	65	47	67	194	179
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$113	$101	$65	$47	$67	$194	$179

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$113	$101	$65	$47	$67	$194	$179
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	2	-	6	(6)	5	-
Net derivative gains (losses)	1	(5)	(5)	7	-	(2)	2
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	1	2	(5)	3	(1)	-
Income (loss) from continuing operations, net of income tax	115	99	62	55	64	196	181
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	115	99	62	55	64	196	181
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	115	99	62	55	64	196	181
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$115	$99	$62	$55	$64	$196	$181

Total Operating Premiums, Fees and Other Revenues	$859	$867	$850	$862	$872	$2,531	$2,584

(1)         Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - RETAIL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Operating revenues
Premiums	$454	$454	$442	$444	$445	$1,346	$1,331
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	23	24	22	23	20	68	65
Other revenues	3	4	3	4	3	10	10
Total operating revenues	480	482	467	471	468	1,424	1,406

Operating expenses
Policyholder benefits and claims and policyholder dividends	263	269	280	328	289	927	897
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(73)	(67)	(62)	(70)	(72)	(208)	(204)
Amortization of DAC and VOBA	69	70	67	68	68	204	203
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	122	120	111	121	121	363	353
Total operating expenses	381	392	396	447	406	1,286	1,249

Operating earnings before provision for income tax	99	90	71	24	62	138	157
Provision for income tax expense (benefit)	28	25	18	1	16	26	35
Operating earnings	71	65	53	23	46	112	122
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$71	$65	$53	$23	$46	$112	$122

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$71	$65	$53	$23	$46	$112	$122
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1	1	-	4	(4)	3	-
Net derivative gains (losses)	1	(3)	(3)	4	-	(1)	1
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	1	1	(3)	2	(1)	-
Income (loss) from continuing operations, net of income tax	72	64	51	28	44	113	123
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	72	64	51	28	44	113	123
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	72	64	51	28	44	113	123
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$72	$64	$51	$28	$44	$113	$123

Total Operating Premiums, Fees and Other Revenues	$457	$458	$445	$448	$448	$1,356	$1,341
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - GROUP PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015

Operating revenues
Premiums	$401	$407	$403	$412	$422	$1,172	$1,237
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	21	20	19	19	19	57	57
Other revenues	1	2	2	2	2	3	6
Total operating revenues	423	429	424	433	443	1,232	1,300

Operating expenses
Policyholder benefits and claims and policyholder dividends	264	272	304	298	304	815	906
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(35)	(34)	(34)	(35)	(41)	(101)	(110)
Amortization of DAC and VOBA	33	35	34	33	36	95	103
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	108	110	109	111	119	324	339
Total operating expenses	370	383	413	407	418	1,133	1,238

Operating earnings before provision for income tax	53	46	11	26	25	99	62
Provision for income tax expense (benefit)	11	10	(1)	2	4	17	5
Operating earnings	42	36	12	24	21	82	57
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$42	$36	$12	$24	$21	$82	$57

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$42	$36	$12	$24	$21	$82	$57
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1	1	-	2	(2)	2	-
Net derivative gains (losses)	-	(2)	(2)	3	-	(1)	1
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	-	-	1	(2)	1	-	-
Income (loss) from continuing operations, net of income tax	43	35	11	27	20	83	58
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	43	35	11	27	20	83	58
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	43	35	11	27	20	83	58
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$43	$35	$11	$27	$20	$83	$58

Total Operating Premiums, Fees and Other Revenues	$402	$409	$405	$414	$424	$1,175	$1,243
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.